M24931-P90985 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SCIENTIFIC GAMES CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 8, 2010. SCIENTIFIC GAMES CORPORATION 750 LEXINGTON AVE NEW YORK, NY 10022 Meeting Information Meeting Type: Annual Meeting For holders as of: April 13, 2010 Date: June 8, 2010 Time: 10:30 a.m., EDT Location: Company Executive Offices 750 Lexington Avenue, 19th Floor New York, NY 10022 See the reverse side of this notice to obtain proxy materials and voting instructions.

M24932-P90985 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the meeting, please telephone the Company at (212)-754-2233. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2010 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: . XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M24933-P90985 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2010. NOTE: On such other matters as may properly come before the meeting. 01) A. Lorne Weil 02) Michael R. Chambrello 03) Peter A. Cohen 04) Gerald J. Ford 05) David L. Kennedy 06) J. Robert Kerrey 07) Ronald O. Perelman 08) Michael J. Regan 09) Barry F. Schwartz 10) Frances F. Townsend 11) Eric M. Turner 12) Joseph R. Wright

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